SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                  -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
              ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


    2) Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


    2) Form, Schedule or Registration Statement No.:


    3) Filing Party:


    4) Date Filed:

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                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                                  5803 52 Ave.
                                    Taber, AB
                                 Canada T1G 1W9
                                 (250) 477-9969

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Company's directors for voting at the annual meeting of shareholders to be held on November 2, 2017, at 6:00 p.m. Pacific Time, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on September 21, 2017.

     There is one class of capital stock outstanding. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to elect directors and to adopt the other proposals to come before the meeting. Cumulative voting in the election of directors is not permitted.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

     The following table lists, as of September 21, 2017, the  shareholdings  of
(i) each person owning  beneficially  5% or more of the  Company's  common stock
(ii) each officer of the Company, (iii) each person nominated to be a director, and (iv) all officers and nominees to the Board of Directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

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

Name and Address                   Number of Shares (1)    Percent of Class
----------------                   --------------------    ----------------

Daniel B. O'Brien                      4,521,900                39.3%
Unit 15 - 6782 Veyaness Rd.
Saanichton, BC
Canada V8M 2C2

John Bientjes                             15,000                 0.1%
#1-230 West 13th Street,
North Vancouver, B.C.
Canada  V7M 1N7

Robert Helina                             15,000                 0.1%
Suite 262 505 - 8840 210th St.
Langley, BC
Canada  V1M 2Y2

Dr. Thomas Fyles                          15,000                 0.1%
Box 3065
Victoria, BC
Canada V8W 3V6

Ben Seaman                                   800                 0.0%
Unit 605 55 E. Cordova St.
Vancouver BC
Canada V6A 0A5

David Flynn                                    0                 0.0%
202-2526 Yale Court,
Abbotsford, BC
Canada V2S 8G9

All Officers and Directors             4,566,900                39.7%
as a Group (6 persons)


(1) Includes shares which may be acquired on the exercise of the stock options listed below, all of which were exercisable as of September 21, 2017.

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

                     Shares Issuable Upon
                       the Exercise of       Exercise
   Name                    Options              Price     Expiration Date
   ----              --------------------    --------     ---------------

   John Bientjes            5,000              $1.21      December 31, 2017
                            5,000              $1.00      December 31, 2018
                            5,000              $1.05      December 31, 2019

   Robert Helina            5,000              $1.21      December 31, 2017
                            5,000              $1.00      December 31, 2018
                            5,000              $1.05      December 31, 2019

   Dr. Thomas Fyles
                            5,000              $1.21      December 31, 2017
                            5,000              $1.00      December 31, 2018
                            5,000              $1.05      December 31, 2019


ELECTION OF DIRECTORS

     Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the persons listed below to serve as members of the board of directors until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

     All nominees to the Board of Directors have consented to stand for re-election. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person or persons as shall be determined by the persons acting under the proxies in their discretion.

     Daniel O'Brien and John Bientjes have served as directors for a significant period of time and each of those directors' long-standing experience with the Company benefits both the Company and its shareholders. Robert Helina is qualified to act as a director due to his longstanding financial experience. Dr. Fyles is qualified to act as a director due to his experience in chemistry. Ben Seaman is familiar with the Company and is qualified to act as a director due to his experience in marketing and distribution. David Fynn has accounting experience which benefits both the Company and its shareholders.

     Information concerning the nominees to the Company's Board of Directors follows:

      Name                              Age         Position
      ----                              ---         --------

      Daniel B. O'Brien                 61          President, Director
      John H. Bientjes                  64          Director
      Robert Helina                     51          Director
      Thomas Fyles                      65          Director
      Ben Seaman                        37          Director
      David Fynn                        59          Director

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

     Directors are elected annually and hold office until the next annual meeting of our stockholders and until their successors are elected and qualified. All executive offices are chosen by the board of directors and serve at the board's discretion.

     Daniel B. O'Brien has served as the Company's President and Chief Executive Officer, as well as a director of the Company since June 1998. He has been involved in the swimming pool industry since 1990, when he founded the Company's subsidiary, Flexible Solutions Ltd. From 1990 to 1998 Mr. O'Brien was also a teacher at Brentwood College where he was in charge of outdoor education.

     John H. Bientjes has been a director of the Company since February 2000. Since 1984, Mr. Bientjes has served as the manager of the Commercial Aquatic Supplies Division of D.B. Perks & Associates, Ltd., located in Vancouver, British Columbia, a company that markets supplies and equipment to commercial swimming pools which are primarily owned by municipalities. Mr. Bientjes graduated in 1976 from Simon Fraser University in Vancouver, British Columbia with a Bachelor of Arts Degree in Economics and Commerce.

     Robert T. Helina has been a director since October 2011. Mr. Helina has been involved in the financial services industry for over 25 years which has given him extensive knowledge in business, economics and finance. His specially is in corporate finance and capital markets. Mr. Helina holds a Bachelor of Arts degree from Trinity Western University.

     Thomas M. Fyles has been a director of the Company since August 2012. Since 1979 Dr. Fyles has been a chemistry professor at the University of Victoria (Assistant Professor 1979-1984/Associate Professor 1984-1992/and Professor with Tenure since 1992) Dr. Fyles received his Bachelor of Science degree (with honors) from the University of Victoria in 1974 and his Ph.D. in chemistry from York University in 1977. Dr. Fyles was a postdoctoral fellow with Prof. J.M. Lehn, Institut Le Bel, Universite Louis Pasteur, Strasbourg, France, between September 1977 and July 1979.

     Ben Seaman has been a director of the Company since October 2016. Mr. Seaman has been the CEO of Eartheasy.com Sustainable Living Ltd since 2007, growing the company from $50K to over $25M in annual revenue. His company has contributed over $1M towards clean water projects in Kenya since 2013, and has been recognized internationally by the Stockholm Challenge Award and the Outdoor Industry Inspiration Award in 2016. Prior to that, he worked in sales and investor relations at Flexible Solutions. Mr. Seaman graduated from the University of Victoria with a Bachelor of Science degree in 2004. He has significant experience in launching new products, marketing, distribution and e-commerce in both the US and Canada. He's a strong believer in the triple bottom line approach to business, giving consideration to social and environmental issues in addition to financial performance.

     David Fynn has been a director of the Company since October 2016. Mr. Fynn is a Canadian Chartered Professional Accountant and services individuals/companies in many sectors including mining and commodities in his private practice. David worked as a senior manager with KPMG in Canada and Ernst & Young in the United Kingdom and Saudi Arabia. Since 1996 he has been the principal of D.A. Fynn & Associates Inc., an accounting firm.

     Daniel B. O'Brien devotes substantially all of his time to the Company's business.

     The Company's Board of Directors met twice during the year ended December 31, 2016. All of the Directors, attended this meeting either in person, by telephone conference call or by email.

     The Company's Board of Directors does not have a "leadership structure", as such, since each director is entitled to introduce resolutions to be considered by the Board and each director is entitled to one vote on any resolution considered by the Board. The Company's Chief Executive Officer is not the Chairman of the Company's Board of Directors.

     The Company's Board of Directors has the ultimate responsibility to evaluate and respond to risks facing the Company. The Company's Board of Directors fulfills its obligations in this regard by meeting on a regular basis and communicating, when necessary, with the Company's officers.

     John Bientjes, Dr. Thomas Fyles, Ben Seaman and David Flynn are independent directors as that term is defined in section 803 of the listing standards of the NYSE American.

     For purposes of electing directors at its annual meeting the Company does not have a nominating committee or a committee performing similar functions. The Company's Board of Directors does not believe a nominating committee is necessary since the Company's Board of Directors is small and the board of directors as a whole performs this function. The current nominees to the Board of Directors were selected by a majority vote of the Company's independent directors.

     The Company does not have any policy regarding the consideration of director candidates recommended by shareholders since a shareholder has never recommended a nominee to the board of directors. However, the Company's board of directors will consider candidates recommended by shareholders. To submit a candidate for the board of directors the shareholder should send the name, address and telephone number of the candidate, together with any relevant background or biographical information, to the Company's Chief Executive Officer, at the address shown on the cover page of this proxy statement. The board has not established any specific qualifications or skills a nominee must meet to serve as a director. Although the board does not have any process for identifying and evaluating director nominees, the board does not believe there would be any differences in the manner in which the board evaluates nominees submitted by shareholders as opposed to nominees submitted by any other person. There have been no material changes to the procedures by which security holders may recommend nominees to the Company's board of directors during the past three years.

     The Company does not have a policy with regard to board member's attendance at annual meetings. All board members attended via conference the last annual shareholder's meeting held on October 24, 2016.

     Holders of the Company's common stock can send written communications to the Company's entire board of directors, or to one or more board members, by addressing the communication to "the Board of Directors" or to one or more

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

directors, specifying the director or directors by name, and sending the communication to the Company's offices in Victoria, British Columbia. Communications addressed to the Board of Directors as whole will be delivered to each board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

     Security holder communications not sent to the board of directors as a whole or to specified board members are not relayed to board members.

     The Company has adopted a Code of Ethics that applies to the its Principal Financial and Accounting Officer, as well as the other company employees. The Code of Ethics is available at the Company's website at www.flexiblesolutions.com.

     If a violation of the code of ethics act is discovered or suspected, an officer of the Company must (anonymously, if desired) send a detailed note, with relevant documents, to the Company's Audit Committee, c/o John Bientjes, #1-230 West 13th St., North Vancouver, B.C., Canada V7M 1N7.

Executive Compensation

     The following table shows in summary form the compensation earned by (i) the Company's Principal Executive and Financial Officer and (ii) by each other executive officer of the Company who earned in excess of $100,000 during the fiscal years ended December 31, 2016 and 2015:

                                                                                All
                                                                               Other
                                                       Restric-                Annual
                                                       ted Stock    Options    Compen-
Name and Princi-      Fiscal      Salary     Bonus      Awards       Awards    sation
 pal Position          Year        (1)        (2)        (3)          (4)       (5)         Total
-------------------   ------      ------    -------    --------     -------    ------       -----

Daniel B. O'Brien      2016     $ 743,042     --          --        $    --     --      $ 743,042
President, Principal   2015     $ 616,295     --          --        $ 2,870     --      $ 619,165
Executive and
Financial Officer


(1)  The dollar value of base salary (cash and non-cash) earned.

(2)  The dollar value of bonus (cash and non-cash) earned.

(3) During the periods covered by the table the fair value of stock issued for services computed in accordance with ASC 718 on the date of grant.

(4) During the periods covered by the table the fair value of options granted computed in accordance with ASC 718 on the date of grant. The options in the table expired prior to 2017.

(5) All other compensation received that could not properly be reported in any other column of the table.

Non-Qualified Stock Option Plan

     In August 2014 we adopted a Non-Qualified Stock Option Plan which authorizes the issuance of up to 1,500,000 shares of our common stock to persons that exercise options granted pursuant to the Plan. Our employees, directors and officers, and consultants or advisors are eligible to be granted options pursuant to the Non-Qualified Plan.

     The Plan is administered by our Compensation Committee. The Committee is vested with the authority to determine the number of shares issuable upon the exercise of the options, the exercise price and expiration date of the options, and when, and upon what conditions options granted under the Plan will vest or otherwise be subject to forfeiture and cancellation.

     During the fiscal year ended December 31, 2016 we issued 168,000 options pursuant to the Non-Qualified Plan.

Stock Option Program

     Prior to August 2014 we had a Stock Option Program which involved the issuance of options, from time to time, to our employees, directors, officers, consultants and advisors. Options were granted by means of individual option agreements. Each option agreement specified the shares issuable upon the exercise of the option, the exercise price, the expiration date and other terms and conditions of the option.

     Options granted had terms of between one and five years after the date of grant and had exercise prices equal to the fair market value of a share of our common stock on the date of grant.

     As a result of the adoption of our Non-Qualified Stock Option Plan in August 2014, all options are now granted pursuant to the Non-Qualified Stock Option Plan.

     During the fiscal year ended December 31, 2016, no options were granted and no options were exercised by our officers or directors.

     The following table shows information concerning the options granted to our officers or directors that expired during the fiscal year ended December 31, 2016:


                                           Options Expired
                              -----------------------------------------
                                                            Remaining
                                Number        Exercise     Contractual
      Name                    of Options        Price      Term (Years)
      ----                    ----------    ------------   ------------

      John Bientjes             5,000          $1.50           Nil
      Robert Helina             5,000          $2.45           Nil


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

     The following table shows the weighted average exercise price of the outstanding options granted pursuant to our Stock Option Program as of December 31, 2016, our most complete fiscal year:


                                                                                Number of
                                                                                Securities
                                                                                 Remaining
                                                                               Available for
                                                 Number of                    Future Issuance
                                                Securities to    Weighted-      Under Equity
                                                  be Issued        Avergae       Compensation
                                                Upon Exercise     Exercise    (Excluding Plans
                                 Total Shares        of          Price of        Securities
                                  Reserved      Outstanding     Outstanding      Reflected
Plan Category                    Under Plans      Options         Options     in Column (a))
                                 ------------   -------------   -----------   ----------------
                                                    (a)             (b)             (c)

Non-Qualified Stock Option Plan   1,500,000       450,000           1.09           1,015,000

Stock Option Program                    N/A       363,000          $1.32                  --
                                        ---       -------          -----          -----------
          Total                                   813,000          $1.19            1,015,000
                                                  =======          =====          ===========

     Our Non-Qualified Stock Option Plan and all grants made pursuant to our Stock Option Program have been approved by our shareholders.

     As of September 21, 2017 options to purchase 671,000 shares of the Company's common stock were outstanding under the Non-Qualified Stock Option Plan and the Stock Option Program. The exercise price of these options varies between $0.75 and $2.00 per share. The options expire at various dates between December 31, 2017 and December 31, 2021.

Director Compensation

     The Company reimburses directors for any expenses incurred in attending board meetings. Prior to 2016, and except for Daniel B. O'Brien, the Company compensated directors $2,500 annually and granted directors, other than Mr. O'Brien, options to purchase shares of common stock each year that they serve. For 2016 and 2017, the Company compensated the directors with an annual payment of $5,000 and no stock options.

     The Company's directors received the following compensation during the year ended December 31, 2016:

Name                      Paid in Cash     Stock Awards (1) Option Awards (2)
----                      ------------     ---------------- -----------------

John H. Bientjes             $5,000                --                 --
Robert Helina                $5,000                --                 --
Dr. Thomas Fyles             $5,000                --                 --
Ben Seaman                   $5,000                --                 --
David Fynn                   $5,000                --                 --

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

(1)  The fair value of stock issued for services computed on the date of grant.

(2) The fair value of options granted computed in accordance with on the date of grant.

     The terms of outstanding options held by the following persons as of September 21, 2017 are shown below.

Name                    Option Price        No. of Options    Expiration Date
----                     -----------        --------------    ---------------

John H. Bientjes            $1.21                5,000        December 31, 2017
John H. Bientjes            $1.00                5,000        December 31, 2018
John H. Beintjes            $1.05                5,000        December 31, 2019
Robert Helina               $1.21                5,000        December 31, 2017
Robert Helina               $1.00                5,000        December 31, 2018
Robert Helina               $1.05                5,000        December 31, 2019
Dr. Thomas Fyles            $1.21                5,000        December 31, 2017
Dr. Thomas Fyles            $1.00                5,000        December 31, 2018
Dr. Thomas Fyles            $1.05                5,000        December 31, 2019

Compensation Committee

     The Company's Compensation Committee consists of John Bientjes, Ben Seaman and David Fynn, all of whom are independent as that term is defined in Section 803 of the listing standards of the NYSE American.

     The Compensation Committee is empowered to review and approve the annual compensation and compensation procedures for the Company's officers and determines the total compensation level for the Company's Chief Executive
Officer. The total proposed compensation of the Company's Chief Executive Officer is formulated and evaluated by its Chief Executive Officer and submitted to the Company's Compensation Committee for consideration.

     During the year ended December 31, 2016 the Compensation Committee met once. All members of the Compensation Committee attended this meeting.

     During the year ended December 31, 2016, Daniel B. O'Brien, the Company's only executive officer, did not participate in deliberations of the Company's Compensation Committee concerning executive officer compensation.

     During the year ended December 31, 2016, no director of the Company was also an executive officer of another entity, which had an executive officer of the Company serving as a director of such entity or as a member of the Compensation Committee of such entity.

     The following is the report of the Compensation Committee:

     The key components of the Company's executive compensation program include annual base salaries and long-term incentive compensation consisting of stock options. It is the Company's policy to target compensation (i.e., base salary, stock option grants and other benefits) at approximately the median of comparable companies in the industries in which the Company competes. Accordingly, data on compensation practices followed by other companies in the industries in which the Company competes is considered.

     The Company's long-term incentive program consists exclusively of periodic grants of stock options with an exercise price equal to the fair market value of the Company's common stock on the date of grant. To encourage retention, the ability to exercise options granted under the program may be subject to vesting restrictions. Decisions made regarding the timing and size of option grants take into account the performance of both the Company and the employee, "competitive market" practices, and the size of the option grants made in prior years. The weighting of these factors varies and is subjective. Current option holdings are not considered when granting options.

Audit Committee

     The Company's Audit Committee presently consists of John Bientjes, Ben Seaman and David Fynn all of whom are independent directors and have strong financial backgrounds. The purpose of the Audit Committee is to review and approve the selection of the Company's auditors and review the Company's financial statements with the Company's independent registered public accounting firm. The Audit Committee also serves as an independent and objective party to monitor the Company's financial reporting process and internal control systems. The Audit Committee meets periodically with management and the Company's independent auditors.

     During the fiscal year ended December 31, 2016, the Audit Committee met four times. All members of the Audit Committee attended these meetings.

    The following is the report of the Audit Committee:

     (1) The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2016 with the Company's management.

     (2) The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards (SAS) No. 61 "Communications with Audit Committee" as amended by SASs 89 and 90.

     (3) The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accounting firm required by PCAOB (Public Company Accounting Oversight Board) standards, and had discussed with the Company's independent registered public accounting firm the independent registered public accounting firm's independence.

     (4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

     (5) During the year ended December 31, 2016 the Company paid Meyers Norris Penny LLP, the Company's independent registered public accounting firm, audit and audit related fees of $64,553 for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's 10-Q reports for the fiscal year and all regulatory filings.

     (6) The Audit Committee is of the opinion that these fees are consistent with maintaining its independence from the Company.

     The  foregoing  report  has  been  approved  by the  members  of the  Audit
Committee:

                                  John Bientjes
                                   Ben Seaman
                                   David Fynn

     The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on the Company's website: www.flexiblesolutions.com.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

     The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables the Company's shareholders to vote to approve, on a nonbinding advisory basis, the compensation of the Company's executive officers.

     Accordingly, the Company will ask shareholders to vote for the following resolution at the annual meeting:

          "RESOLVED, that the Company's shareholders approve, on a nonbinding advisory basis, the compensation of the Company's executive officers, as disclosed in the Company's Proxy Statement for the Annual Meeting of Shareholders to be held November 2, 2017 pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and narrative disclosure in the Company's proxy statement."

     To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Company's Board of Directors and its Compensation Committee will consider shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

     The Board of Directors recommends that the shareholders approve on a nonbinding advisory basis the resolution approving the compensation of the Company's executive officers set forth in this proxy statement.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors has selected Meyers, Norris, Penny, LLP, an independent registered public accounting firm, to audit the books and records of the Company for the fiscal year ending December 31, 2017. Meyers, Norris, Penny served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015. A representative of Meyers, Norris, Penny, is expected to be present at the shareholders' meeting.

     The following table shows the aggregate fees billed to the Company during the years ended December 31, 2016 and 2015 by Meyers Norris Penny LLP:

                                                 Year  Ended December 31,
                                                2016                2015
                                                ----                ----

Audit Fees                                    $64,553             $58,970
Audit-Related Fees                                 --                  --
Tax Fees                                           --                  --
All Other Fees                                     --                  --

     Audit fees represent amounts billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's 10-Q reports for the fiscal year and all regulatory filings. Audit-related fees represent amounts billed for reviewing amendments to the Company's 10-K and 10-Q reports. Before Meyers Norris Penny was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company's audit committee. The Company's Board of Directors is of the opinion that the audit fees charged by Meyers Norris Penny are consistent with that firm maintaining its independence from the Company.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the year ending December 31, 2016 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Company's Secretary at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS


     Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending December 31, 2017 must be received by the Company's Secretary no later than March 31, 2018.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense. The Company's annual report, including financial statements for the 2016 fiscal year, is available at the Company's website: www.flexiblesolutions.com.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     Please complete, sign and return the attached proxy promptly.

                                   PROXY CARD
                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of Flexible Solutions International, Inc. acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held November 2, 2017, at 6:00 p.m. local time, at the Company's offices located at Unit 15 - 6782 Veyaness Rd., Saanichton, BC Canada V8M 2C2 and hereby appoints Daniel O'Brien with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

     (1) To elect the persons who shall constitute the Company's Board of Directors for the ensuing year.

     [ ] FOR all nominees listed below (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

   Nominees:   Daniel B. O'Brien   John H. Bientjes   Robert Helina
               Thomas Fyles   Ben Seaman   David Fynn

     (2) To approve on an advisory basis, the compensation of the Company's executive officers.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

     (3) To ratify the appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN


     To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL DIRECTORS AND ITEMS 2 AND 3.

                                 Dated this      day of            2017.
                                            -----       ------------


                                  ---------------------------------------------
                                                 (Signature)


                                  ---------------------------------------------
                                                 (Signature)

    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

   Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

          Send the proxy statement by regular mail, email, or fax to:

                     Flexible Solutions International, Inc.
                             Attn: Daniel B. O'Brien
                                  5803 52 Ave.
                                    Taber, AB
                                 Canada T1G 1W9
                               Phone: 403 223 2995
                                Fax: 403 223 2905
                       Email: damera@flexiblesolutions.com

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 2, 2017.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3.   The  Proxy  Statement,   Information   Statement,   Annual  Report  to
          Shareholders is available at
          http://flexiblesolutions.com/investor/AGM_2017.shtml

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 6, 2017 to facilitate timely delivery.

     The 2017 annual meeting of the Company's shareholders will be held at the Company's offices located at Unit 15 - 6782 Veyaness Rd., Saanichton, BC Canada V8M 2C2 on November 2, 2017, at 6:00 p.m. Pacific Time, for the following purposes:

     (1) to elect the directors who shall constitute the Company's Board of Directors for the ensuing year;

     (2) to approve on an advisory basis, the compensation of the Company's executive officers;

     (3) to ratify the appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017; and

     to transact such other business as may properly come before the meeting.

     The Board of Directors recommends that shareholders vote FOR all directors and proposals 2 and 3.

     September 21, 2017 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

      Shareholders may access the following documents at or http://flexiblesolutions.com/ investor/ AGM_2017.shtml:

     o    Notice of the 2017 Annual Meeting of Shareholders
     o    Company's 2017 Proxy Statement;
     o    Company's  Annual Report on form 10-K for the year ended  December 31,
          2016
     o    Proxy Card

      Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling 1-800-661-3560, by emailing the Company at http://flexiblesolutions.com/investor/ AGM_2017.shtml, or by visiting http://flexiblesolutions.com/investor/AGM_2017.shtml and indicating if you want a paper copy of the proxy materials and proxy card:

     o    for this meeting only, or
     o    for this meeting and all other meetings.

      If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on September 21, 2017, you can, if desired, attend the Annual Meeting and vote in person. Shareholders can obtain directions to the 2017 annual shareholders' meeting at http://flexiblesolutions.com/investor/AGM_2017.shtml.

     Please visit www.flexiblesolutions.com to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                     Flexible Solutions International, Inc.
                                  5803 52 Ave.,
                                    Taber, AB
                                 Canada T1G 1W9